Exhibit 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy J. Schmitt his true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, 3,000,000 shares of Common Stock of the Corporation including power and authority to sign his name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of May, 1996.

Signature                                                           Title

   /s/ Rudolph I. J. Agnew                                          Director
   Rudolph I.J. Agnew

   /s/ J.P. Bolduc                                                  Director
   J. P. Bolduc


   /s/ Ronald C. Cambre                                             Chairman, President and
   Ronald C. Cambre                                                 Chief Executive Officer
                                                                    and Director
                                                                    (Principal Executive Officer)


   /s/ Joseph P. Flannery                                           Director
   Joseph P. Flannery


   /s/ Thomas A. Holmes                                             Director
   Thomas A. Holmes


   /s/ Robin A. Plumbridge                                          Director
   Robin A. Plumbridge


   /s/ Moeen A. Qureshi                                             Director
   Moeen A. Qureshi


   /s/ Michael K. Reilly                                            Director
   Michael K. Reilly


   /s/ William I.M. Turner, Jr.                                     Director
   William I.M. Turner, Jr.


   /s/ Wayne W. Murdy                                               Senior Vice President
   Wayne W. Murdy                                                   and Chief Financial Officer  (Principal Financial Officer)


   /s/ Gary E. Farmar                                               Vice President and Controller
   Gary E. Farmar                                                   (Principal Accounting Officer)

